# AXA Equitable Life Insurance Company

**Regular Mail:**
AXA Equitable
Retirement Service Solutions
P.O. Box 1577
Secaucus, NJ 07096-1577

redefining / standards®

## INVESTMENT EDGE SELECT
### Application for an Individual Annuity

**Express Mail:**
AXA Equitable
Retirement Service Solutions
500 Plaza Drive, 6th Floor
Secaucus, NJ 07094-3619

**For Assistance, please call 888-517-9900**

**www.axa.com**

**PLEASE PRINT**

## 1. Contract Series and Type

REQUIRED

**A. Contract Series:** ☑ **Investment Edge Select** ($25,000 minimum contribution)

**B. Choose a Contract Type:**
- ☐ Non-Qualified
- ☐ Traditional IRA
- ☐ Roth IRA
- ☐ SEP IRA
- ☐ Qualified Plan Defined Contribution (DC)
- ☐ Qualified Plan Defined Benefit (DB)
- ☐ Inherited IRA BCO (Direct Transfer of Decedent IRA)
- ☐ Inherited Roth IRA BCO (Direct Transfer of Decedent Roth IRA)
- ☐ Inherited NQ (1035 Exchange of Decedent NQ)
- ☐ Non-Spousal Beneficiary QP Direct Rollover to an Inherited IRA BCO
- ☐ Non-Spousal Beneficiary QP Direct Rollover to an Inherited Roth IRA BCO

REQUIRED

**C. Total Initial Contribution(s): $ ______________ (Estimated Value Required In Case of Transfer or Exchange)**
**Specify Method(s) of Payment:**
- ☐ Check or Wire (make check payable to: AXA Equitable)
- ☐ 1035 Exchange(NQ, Inherited NQ)
- ☐ CD or Mutual Fund Proceeds (NQ)
- ☐ Direct Transfer (IRA, Roth IRA or SEP IRA)
- ☐ Registered Representative/Client will request funds (AXA Equitable's assistance in collecting funds not required) (IRA or Roth IRA)
- ☐ Rollover (IRA, Roth or SEP IRA)
- ☐ IRA Regular Contribution for the year 20____ (IRA or Roth IRA)
- ☐ Employer Contribution to SEP IRA **(Employee contributions not permitted)**
- ☐ Direct Rollover (Non-Spousal Beneficiary QP to Inherited IRA only)
- ☐ Direct Rollover (Non-Spousal Beneficiary QP to an Inherited Roth IRA)

## 2. Account Registration **(Must be legal resident of U.S. or U.S. Territories)**

REQUIRED

**A. Owner** (Check one) ☐ Individual ☐ UGMA/UTMA (Child's SSN ______________)

**The Owner types below require additional form(s). See the New Business Form Booklet for more information.**
- ☐ Trust
- ☐ Qualified Plan Trust (DC/DB)
- ☐ Other Non-Natural Owner
- ☐ Beneficiary of Deceased IRA or NQ Owner
- ☐ Non-Spousal Beneficiary of Deceased QP Participant
- ☐ Custodian (IRA/ROTH)

☐ **Male** ☐ **Female** **Date of Birth (MM/DD/YYYY)** ______________ **Daytime Phone #** ______________

**Owner Name** ______________________________
(First) (Middle Initial) (Last)

**Employer Name (for SEP IRA contracts only)** ______________________________

**Owner Taxpayer Identification Number (Check one.)** ☐ **SSN** ☐ **EIN** ☐ **ITIN** ______________

______________________________
U.S. Primary Residential Address only — No P.O. Box | City | State | Zip Code

**If your Mailing Address is different from the Primary Residential Address above, please provide your Mailing Address in Section 11.**

**Email Address** ______________________________

R E Q U I R E D

**B. PATRIOT Act Information** **Owner must complete this section. If the owner is not an individual, the annuitant must complete this section.**

**U.S. Citizen** ☐ Yes ☐ No If **yes,** check one: ☐ Valid Driver's License ☐ Passport ☐ State Issued ID

If **no**, check either: ☐ U.S. Visa (Complete below) or ☐ Permanent Resident (Green Card) (Copy of document required)

Identification/Passport# Exp. Date U.S. Visa Type (if applicable)

Your Employer's Name Your Occupation

**C. Joint Owner** **(Must be legal resident of U.S. or U.S. Territories) NQ Only**

☐ **Male** ☐ **Female** **Date of Birth (MM/DD/YYYY)** ____________ **Daytime Phone #** ____________

**Name** ____________

**(First)** **(Middle Initial) (Last)**

**Taxpayer Identification Number (Check one.)** ☐ **SSN** ☐ **ITIN** ____________

U.S. Primary Residential Address — No P.O. Box City State Zip Code

**Email Address** ____________

**Joint Owner Form of Identification (Check one)** ☐ Valid Driver's License ☐ Passport ☐ State Issued ID

Identification Number Exp. Date (MM/DD/YYYY)

**D. Annuitant** **(If other than Owner.) Annuitant must complete the PATRIOT Act Information section 2B above if the owner is NOT an individual.**

☐ **Male** ☐ **Female** **Date of Birth (MM/DD/YYYY)** ____________ **Daytime Phone #** ____________

**Name** ____________

**(First)** **(Middle Initial) (Last)**

**Taxpayer Identification Number (Check one.)** ☐ **SSN** ☐ **ITIN** ____________

U.S. Primary Residential Address only — No P.O. Box City State Zip Code

**Annuity Commencement Date:** The Annuity Commencement Date will be the Contract Date Anniversary following the Annuitant's 95th Birthday. You may commence payments earlier by submitting a written request to our Processing Office in accordance with the Contract.

**E. Joint Annuitant** **Only complete this section if this is a NQ 1035 Exchange of an existing contract with joint annuitants who are spouses.**

☐ Male ☐ Female **Date of Birth (MM/DD/YYYY)** ____________ Daytime Phone # ____________

Name (First) (Middle Initial) (Last) Taxpayer Identification Number (Check one.) ☐ SSN ☐ ITIN

U.S. Primary Residential Address only — No P.O. Box City State Zip Code

## 3. Beneficiary(ies) (Please use Special Instructions for Additional Beneficiaries.)

REQUIRED

**Please enter the beneficiaries full name below.** Unless otherwise indicated, proceeds will be divided equally.

**A. Primary**

1. ______________________ ______% ______________________
Primary Beneficiary Name — Relationship to Owner[1]
☐ SSN ☐ EIN ☐ ITIN ______________________ Date of Birth ______________________
______________________ Address — Phone # ______________________

2. ______________________ ______% ______________________
Primary Beneficiary Name — Relationship to Owner[1]
☐ SSN ☐ EIN ☐ ITIN ______________________ Date of Birth ______________________
______________________ Address — Phone # ______________________

**B. Contingent**

1. ______________________ ______% ______________________
Contingent Beneficiary Name — Relationship to Owner[1]
☐ SSN ☐ EIN ☐ ITIN ______________________ Date of Birth ______________________
______________________ Address — Phone # ______________________

2. ______________________ ______% ______________________
Contingent Beneficiary Name — Relationship to Owner[1]
☐ SSN ☐ EIN ☐ ITIN ______________________ Date of Birth ______________________
______________________ Address — Phone # ______________________

[1] Please enter the relationship to the annuitant when the Owner is not an Individual.

## 4. Optional Guaranteed Benefit Rider Election

This optional rider is purchased for an additional charge. You should read the prospectus, disclosure on page 8 and applicable supplements for more complete information including the limitations, restrictions, charges and other information that apply to this rider before making an election.

**If you do not elect this Optional Guaranteed Benefit Rider, the Death Benefit is equal to the return of account value.**

- The benefit rider is optional and may only be elected at the time of application. As long as this rider is in effect, there are additional charges for this rider which may increase based on your attained age. You may drop this rider at any time.
- **Please note:** This rider will automatically be dropped once you elect Income Edge Series and your election becomes effective. Unless and until your Income Edge Series election becomes effective, the rider will continue to remain in effect as will any limitations, restrictions, and/or charges applicable under the rider.

### 4A: PROTECTED PREMIUM DEATH BENEFIT (Not available for Inherited NQ)

**If you do not make an election in this section, the Protected Premium Death Benefit is declined and your contract will be issued with a Return of Account Value death benefit.**

☐ **Yes,** I wish to elect **Protected Premium Death Benefit** (Available for Owner issue ages 0-85)

## 5. General Dollar Cost Averaging (DCA)

- Please select the DCA destination funds in Section 6. The first DCA transfer to these funds will occur upon issuance of your contract; subsequent DCA transfers will occur monthly over the remaining portion of the time period selected below.
- The remaining portion of your initial contribution not allocated to the DCA destination funds will be allocated to the DCA EQ/Money Market.
- Your future contributions will be allocated according to the instructions provided in Section 6, unless otherwise instructed by you.

**Check box for one time period.** ☐ 3 months ☐ 6 months ☐ 12 months

REQUIRED

## 6. Investment Selection

- You must allocate your initial contribution among the Packaged Portfolios/Alternative Options and the Investment Options below using the Contribution Allocation % column.
- All future contributions will be allocated according to the percentages below unless otherwise instructed by you.
- If you elected General Dollar Cost Averaging in Section 5, the DCA transfers will be made periodically according to the allocation instructions provided below.

### Packaged Portfolios and Alternative Options

**Percentages must be whole numbers and must total 100%.**

| Contribution Allocation% (Required) | |
|---|---|
| **Charter Asset Allocation Portfolios** | |
| **Diversified Portfolios** | |
| ________% | Charter[SM] Conservative |
| ________% | Charter[SM] Moderate |
| ________% | Charter[SM] Moderate Growth |
| ________% | Charter[SM] Growth |
| ________% | Charter[SM] Aggressive Growth |
| **Asset Allocation** | |
| **Risk Based Portfolios** | |
| ________% | AXA Moderate Allocation |
| ________% | AXA Moderate-Plus Allocation |
| ________% | AXA Aggressive Allocation |
| ________% | Franklin Mutual Shares VIP Fund |
| **Manager Select Portfolios** | |
| ________% | 7Twelve[TM] Balanced Portfolio |
| ________% | AXA/AB Dynamic Moderate Growth |
| ________% | American Funds Insurance Series® Asset Allocation Fund[SM] |
| ________% | BlackRock Global Allocation V.I. Fund |
| ________% | First Trust/Dow Jones Dividend & Income Allocation Portfolio |
| ________% | First Trust Multi Income Allocation Portfolio |
| ________% | Franklin Founding Funds Allocation VIP Fund |
| ________% | Franklin Income VIP Fund |
| ________% | Invesco V.I. Balanced-Risk Allocation Fund |
| ________% | Ivy VIP Asset Strategy |
| ________% | Janus Henderson Balanced Portfolio |
| ________% | JPMorgan Insurance Trust Global Allocation Portfolio |
| ________% | JPMorgan Insurance Trust Income Builder Portfolio |
| ________% | PIMCO Global Multi-Asset Managed Allocation Portfolio |
| ________% | Putnam VT Global Asset Allocation Fund |
| ________% | QS Legg Mason Dynamic Multi-Strategy VIT Portfolio |
| ________% | SEI VP Conservative Strategy Fund |
| ________% | SEI VP Moderate Strategy Fund |
| ________% | SEI VP Balanced Strategy Fund |
| ________% | SEI VP Market Growth Strategy Fund |
| ________% | SEI VP Market Plus Strategy Fund |

| Contribution Allocation% (Required) | |
|---|---|
| **Asset Allocation (Continued)** | |
| **All Asset Alternative Portfolios** | |
| ________% | All Asset Growth - Alt 20 |
| **Specialty** | |
| **Alternatives/Specialty** | |
| ________% | 1290 VT Convertible Securities |
| ________% | 1290 VT Low Volatility Global Equity |
| ________% | 1290 VT GAMCO Mergers & Acquisitions |
| ________% | ALPS/Red Rocks Listed Private Equity Portfolio |
| ________% | Guggenheim VIF Global Managed Futures Strategy Fund |
| ________% | Janus Henderson U.S. Low Volatility Portfolio |
| ________% | PIMCO VIT Emerging Markets Bond Portfolio |
| ________% | Putnam VT Absolute Return 500 Fund |
| ________% | Neuberger Berman U.S. Equity Index PutWrite Strategy Portfolio |
| ________% | VanEck VIP Unconstrained Emerging Markets Bond Fund |
| **Commodities** | |
| ________% | 1290 VT Energy |
| ________% | 1290 VT Natural Resources |
| ________% | PIMCO VIT CommodityRealReturn® Strategy Portfolio |
| ________% | VanEck VIP Global Hard Assets Fund |
| **REITs** | |
| ________% | 1290 VT Real Estate |
| ________% | AB VPS Real Estate Investment Portfolio |
| ________% | Invesco V.I. Global Real Estate Fund |
| **Sector** | |
| ________% | Invesco V.I. Global Health Care Fund |
| ________% | Ivy VIP Energy |
| ________% | Ivy VIP Science and Technology |
| ________% | MFS® Utilities Series |
| ________% | Multimanager Technology Portfolio |
| ________% | T. Rowe Price Health Sciences Portfolio-II |
| **Large Cap Value Stocks** | |
| ________% | 1290 VT Equity Income |
| ________% | AB VPS Growth and Income Portfolio |
| ________% | EQ/BlackRock Basic Value Equity |
| ________% | EQ/Large Cap Value Index |
| ________% | MFS® Value Series |
| ________% | T. Rowe Price Equity-Income Portfolio-II |

## 6. Investment Selection (Continued)

### Investment Options

Contribution Allocation% (Required)

**Large Cap Blend Stocks**

____% American Funds Insurance Series® Growth-Income Fund℠
____% ClearBridge Variable Dividend Strategy Portfolio
____% EQ/Common Stock Index
____% EQ/Equity 500 Index
____% Fidelity® VIP Contrafund® Portfolio
____% Franklin Rising Dividends VIP Fund
____% Hartford Capital Appreciation HLS Fund
____% MFS® Investors Trust Series
____% Putnam VT Research Fund

**Large Cap Growth Stocks**

____% 1290 VT Socially Responsible Portfolio
____% AXA/Loomis Sayles Growth
____% ClearBridge Variable Aggressive Growth Portfolio
____% EQ/Large Cap Growth Index
____% EQ/T. Rowe Price Growth Stock
____% Hartford Growth Opportunities HLS Fund
____% MFS® Research Series

**Mid Cap Stocks**

**Mid Cap Value Stocks**

____% AB VPS Small/Mid Cap Value Portfolio
____% American Century VP Mid Cap Value Fund

**Mid Cap Blend Stocks**

____% EQ/Mid Cap Index

**Mid Cap Growth Stocks**

____% AXA/Janus Enterprise Portfolio
____% Federated Kaufmann Fund II
____% Fidelity® VIP Mid Cap Portfolio

**Small Cap Stocks**

**Small Cap Value Stocks**

____% 1290 VT GAMCO Small Company Value
____% Charter℠ Small Cap Value

**Small Cap Blend Stocks**

____% Invesco V.I. Small Cap Equity Fund
____% EQ/Small Company Index

**Small Cap Growth Stocks**

____% AXA/AB Small Cap Growth
____% Charter℠ Small Cap Growth
____% Ivy VIP Micro Cap Growth

**International/Global Stocks**

**International Stocks**

____% 1290 VT SmartBeta Equity
____% American Funds Insurance Series® International Growth and Income Fund℠
____% EQ/International Equity Index
____% EQ/MFS International Growth
____% Invesco V.I. International Growth Fund
____% MFS® International Value Portfolio
____% Neuberger Berman International Equity Portfolio

Contribution Allocation% (Required)

**International/Global Stocks (Continued)**

**Emerging Market Stocks**

____% American Funds Insurance Series® New World Fund®
____% Delaware VIP® Emerging Markets Series
____% EQ/Emerging Markets Equity PLUS
____% Lazard Retirement Emerging Markets Equity Portfolio

**Global Stocks**

____% AB VPS Global Thematic Growth Portfolio
____% American Funds Insurance Series® Global Growth Fund℠
____% American Funds Insurance Series® Global Small Capitalization Fund℠
____% BlackRock Global Opportunities V.I. Fund
____% EQ/Oppenheimer Global
____% AXA/Templeton Global Equity Managed Volatility

**Bonds**

**Core Bonds**

____% 1290 VT DoubleLine Opportunistic Bond
____% Delaware VIP® Diversified Income Series
____% Eaton Vance VT Floating-Rate Income Fund
____% EQ/Core Bond Index
____% EQ/Intermediate Government Bond
____% Fidelity® VIP Strategic Income Portfolio
____% Janus Henderson Flexible Bond Portfolio
____% PIMCO VIT Total Return Portfolio
____% Putnam VT Diversified Income Fund

**Short Term Bonds**

____% AXA/AB Short Duration Government Bond
____% Delaware VIP® Limited-Term Diversified Income Series
____% EQ/PIMCO Ultra Short Bond

**Inflation Linked (TIPS)**

____% American Century VP Inflation Protection Fund
____% EQ/PIMCO Global Real Return

**High Yield Bonds**

____% 1290 VT High Yield Bond
____% Federated High Income Bond Fund II
____% Invesco V.I. High Yield Fund
____% Lord Abbett Series Fund Bond Debenture Portfolio

**International Bonds**

____% PIMCO VIT Global Bond Portfolio (Unhedged)
____% Templeton Global Bond VIP Fund

**Cash/Cash Equivalents**

____% EQ/Money Market

## 7. Rebalancing

Your account value will be automatically reallocated to the Allocation selections in Section 6.

**Please select a frequency.**

☐ Quarterly ☐ Semi-Annually ☐ Annually

## 8. Broker Transfer Authority Disclosure

☐ **Yes.** I have granted authority to each of my Registered Representative(s), which are listed below, to act as my agent and provide to AXA Equitable Investment Option transfer instructions in writing, by telephone or electronically, and I hereby authorize and direct AXA Equitable to act on such instructions. I understand and acknowledge that AXA Equitable (i) may rely in good faith on the stated identity of the person(s) placing such instructions, and (ii) will have no liability for any claim, loss, liability, or expense that may arise in connection with such instructions. AXA Equitable will continue to act upon this authorization until such time as we receive written notification in our Processing Office that broker transfer authority has been terminated. Upon receipt of such notification, AXA Equitable will terminate the Registered Representative's(s') ability to provide transfer instructions on your behalf. AXA Equitable may (i) change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior notice, and (ii) restrict fax, internet, telephone and other electronic transfer services because of disruptive transfer activity.

## 9. Current Insurance

**BOTH questions in the Owner Response and the Registered Representative Response columns must be completed and match for the contract to be issued.**

REQUIRED

| Replacement Questions | Owner Response | Registered Representative Response |
|---|---|---|
| 1. Does the Owner have any other existing life insurance or annuities? *(If yes, a State Replacement Form is required by NAIC model regulation states even if you answer no for question 2.)* | ☐ Yes ☐ No | ☐ Yes ☐ No |
| 2. Will any life insurance or annuity be (or has it been) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the Certificate/Contract applied for will be issued on the life of the Owner? *(If yes, complete the following below and submit a State Replacement Form and Sales Material Form, if required.)* | ☐ Yes ☐ No | ☐ Yes ☐ No |

**Please list the contract(s) below that will be used to fund this new AXA contract**

| Company | Type of Plan | Year Issued | Certificate/Contract Number |
|---|---|---|---|
| Company | Type of Plan | Year Issued | Certificate/Contract Number |
| Company | Type of Plan | Year Issued | Certificate/Contract Number |

## 10. Fraud Warning

Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

## 11. Special Instructions

**Attach a separate sheet if additional space is needed. For Owners whose Mailing Address differs from their Primary Residential Address in Section 2, please complete the following:**

| Mailing Address — P.O. Box accepted | City | State | Zip Code |
|---|---|---|---|
| | | | |

## 12. Electronic Delivery

☐ **I authorize AXA Equitable to send all documents regarding my contract to me electronically. This means that my contract, contract endorsements, annuity statements, confirmation notices, privacy policy, prospectuses and all other notices regarding my contract will be sent to me electronically.**

**My email address is[1]:** ____________________

This authorization will continue unless and until revoked and means that AXA Equitable will send an email or notice to me when documents are available on AXA Equitable's website. Please logon to axa.com to update your email address, revoke your authorization for electronic delivery or request paper copies. Certain types of correspondence may continue to be delivered by the United States Postal Service for compliance reasons. To receive and view such documents electronically, I understand I must register (with a user name and password) for online account access with AXA Equitable. Upon issuance of your contract you will receive an email providing a temporary password and instructions to register for online account access. Through this online account you can view, download or save statements and other documents to your home computer. If the email provided is not a valid address, you will receive paper versions of your statements and other contract related documents. When you agree to do transactions electronically on axa.com, you agree to the disclosures, terms and requirements pertaining to electronic transactions set forth on the website.

[1] Custodially owned contracts: please provide the annuitant's email address. Other non-natural owners (such as trusts): please provide the email address of the authorized signatory.

## 13. Signature and Acknowledgements

**GENERAL DISCLOSURE. I/WE UNDERSTAND AND ACKNOWLEDGE THAT:**

- **ACCOUNT VALUE(S) ATTRIBUTABLE TO ALLOCATIONS TO THE VARIABLE INVESTMENT OPTIONS, AND ANY VARIABLE ANNUITY BENEFIT PAYMENTS I MAY ELECT, MAY INCREASE OR DECREASE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.**
- In the case of IRAs and Qualified Plans that provide tax deferral under the Internal Revenue Code, by signing this application I acknowledge that I am buying the Contract for its features and benefits other than tax deferral, as the tax deferral feature of the Contract does not provide additional benefits.
- Under penalty of perjury, I certify that the Taxpayer Identification Number in Section 2 is correct.
- All information and statements furnished in this application are true and complete to the best of my knowledge and belief.
- AXA Equitable may accept amendments to this application provided by me or under my authority.
- No Registered Representative has the authority to make or modify any Contract on behalf of AXA Equitable, or to waive or alter any of AXA Equitable's rights and regulations. AXA Equitable must agree to any change made to the Contract and benefits applied for, or to the age at issue, in writing.
- Charges under the Contract generally apply for the duration of the Contract.
- Fees, Charges and Investment Options vary by Series.

***Prospectus Information:*** **I acknowledge that I have received the most current prospectus and supplements, for Investment Edge Select. After reviewing my financial information and goals with my Registered Representative, I believe that this Certificate/Contract will meet my financial goals.**

REQUIRED

**Consent for Delivery of Initial Prospectus on CD-ROM:**

☐ **Yes.** By checking this box and signing the enrollment form/application below, I acknowledge that I received the initial prospectus on computer readable compact disk "CD", and that my computer has a CD drive and I am able to access the CD information. In order to retain the prospectus indefinitely, I understand that I must print or download it. I also understand that I may request a prospectus in paper format at any time by calling Customer Service at 1-800-789-7771, and that all subsequent prospectus updates and supplements will be provided to me in paper format, unless I enroll in AXA Equitable's Electronic Delivery Service.

When you sign this application, you are agreeing to the elections that you have made in this application and acknowledge that you understand the terms and conditions set forth in this application.

**Contract State:**

We will issue and deliver a contract to you based upon your state of primary residence. If you sign the enrollment form/application in a state other than your primary residence state:

I certify that either: ☐ I have a second residence where the enrollment form/application was signed (the state of sale) **or** ☐ I work or maintain a business in the state where the enrollment form/application was signed (the state of sale). **(Please check one)**

REQUIRED

X ______________________________

Owner Signature | City, State | Date (MM/DD/YYYY)

X ______________________________

Joint Owner Signature | City, State | Date (MM/DD/YYYY)

X ______________________________

Annuitant Signature (if different than Owner) | City, State | Date (MM/DD/YYYY)

X ______________________________

Joint Annuitant Signature | City, State | Date (MM/DD/YYYY)

## 14. Registered Representative Section

REQUIRED

A. **Did you (i) verify the identity by reviewing the driver's license/passport of the Owner, or in the case of an entity owner, obtain documentary evidence of entity's existence (e.g. articles of incorporation, trust agreement, etc.), and (ii) inquire about the source of the customer's assets and income?** ☐ **Yes** ☐ **No**

**B. Is the Proposed Owner/Annuitant, or is their family member or close associate, a government, political official or foreign military official?** ☐ **Yes** ☐ **No**

**If "Yes", please provide explanation of position and relationship** ____________________

**C. Is the Proposed Owner/Annuitant currently an Active Duty* Member of the Armed Forces?** ☐ **Yes** ☐ **No**

(If "**Yes**", you must also submit a complete and signed LIFE INSURANCE/ANNUITY DISCLOSURE TO ACTIVE DUTY MEMBERS OF THE ARMED FORCES.)

* Active Duty means full-time in the active military service of the United States and includes members of the reserve component (National Guard and Reserve) while serving under published orders for active duty or full-time training. The term does not include members of the reserve component who are performing active duty or active duty for training under military calls or orders specifying periods of less than 31 calendar days.

**X** ____________________

Primary Registered Representative Signature | Social Security Number | Rep Code

__________ % __________

Print Name | Phone Number

Client Account Number | Email Address | Rep Location

**X** ____________________

Registered Representative Signature | Social Security Number | Rep Code

__________ % __________

Print Name | Phone Number

**Registered Representative Use Only.** Contact your home office for program information.

Once selected, program cannot be changed.

☑ **Option I**